                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of John Q. Hammons Hotels L.P. on Form 10-Q for the period ended June 28, 2002, as filed with the Securities and Exchange Commission, I, John Q. Hammons, Chief Executive Officer of John Q. Hammons Hotels, Inc., the general partner of the reporting company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Quarterly Report fully complies with the requirements of
                  Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of John Q. Hammons Hotels L.P.


                                                     /s/ John Q. Hammons
                                                     --------------------------
                                                     John Q. Hammons


August 9, 2002